Form 3 Joint Filer Information



Name:  			Hayden R. Fleming

Address:			17797 North Perimeter Drive
				Suite 105
				Scottsdale, AZ  85255

Designated Filer:		Hayden R. Fleming

Issuer & Ticker Symbol:	Optical Sensors, Inc. (OPTL)

Date of Event
   Requiring Statement:	August 11, 2000

Signature:			s/Robert B. Goldberg under Power of Attorney




Name:  			Hayden R. Fleming and LaDonna M. Fleming Revocable Trust

Address:			17797 North Perimeter Drive
				Suite 105
				Scottsdale, AZ  85255

Designated Filer:		Hayden R. Fleming

Issuer & Ticker Symbol:	Optical Sensors, Inc. (OPTL)

Date of Event
   Requiring Statement:	August 11, 2000

Signature:			s/Robert B. Goldberg under Power of Attorney




Name:  			Circle F Ventures, LLC

Address:			17797 North Perimeter Drive
				Suite 105
				Scottsdale, AZ  85255

Designated Filer:		Hayden R. Fleming

Issuer & Ticker Symbol:	Optical Sensors, Inc. (OPTL)

Date of Event
   Requiring Statement:	August 11, 2000

Signature:			s/Robert B. Goldberg under Power of Attorney